                                STAMPS.COM INC.

                     AMENDED AND RESTATED VOTING AGREEMENT
                     -------------------------------------


     This Amended and Restated Voting Agreement (the "Agreement") is made as of
                                                      ---------
the 17th day of February 1999, by and among Stamps.com Inc., a Delaware corporation (the "Company"), Mohan Ananda, Steve Krause, Ari R. Engelberg,
                  -------
Jeffrey L. Green, James A.C. McDermott and Suresh Kolachalam (the "Founders"),
                                                                   --------
and the holders of shares of Series A, Series B and Series C Preferred Stock listed on Exhibit A (collectively, the "Investors" and individually, the
          ---------                     ---------
"Investor").
 --------

                                   RECITALS
                                   --------

     WHEREAS, the Company (under its previous name StampMaster, Inc.), the Founder and the holders of Series A and Series B Preferred Stock (the "Original
                                                                       --------
Investors") are parties to a Voting Agreement dated February 26, 1998 (the
---------
"Original Agreement");
-------------------

     WHEREAS, the Company and certain investors in the Company's Series C Preferred Stock (the "Series C Investors") have entered into a Series C
                      ------------------
Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date
                                         ------------------
herewith pursuant to which the Company desires to sell to the Series C Investors and the Series C Investors desire to purchase from the Company shares of the Company's Series C Preferred Stock;

     WHEREAS, a condition to the Series C Investors' obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement for the purpose of setting forth the terms and conditions pursuant to which the Investors and the Founders shall vote their shares of the Company's voting stock in favor of certain designees to the Company's Board of Directors;

     WHEREAS, the Company, the Original Investors and the Founders each desire to induce the Series C Investors to purchase shares of Series C Preferred Stock pursuant to the Purchase Agreement by amending and restating the Original Agreement (pursuant to Section 11(b) of the Original Agreement) and agreeing to the terms and conditions set forth herein.

                                   AGREEMENT
                                   ---------

     The parties agree as follows:

     1.  Election of Directors and Board Representation.  At each annual meeting
         ----------------------------------------------
of the stockholders of the Company, or at any meeting of the stockholders of the Company at which members of the Board of Directors of the Company are to be elected, or whenever members of the Board of Directors are to be elected by written consent, the Founders and the Investors agree to vote and act with respect to all of their shares of voting securities of the Company ("Shares") so as to elect:

          (a) one (1) member as shall be designated, from time to time, by Brentwood Associates ("Brentwood") and subsequent assignees and transferees of Brentwood;

          (b) one (1) member as shall be designated, from time to time, by Enterprise Partners ("Enterprise") and subsequent assignees and transferees of Enterprise;

          (c) one (1) member as shall be designated, from time to time, by Forest, Binkley & Brown ("FBB") and subsequent assignees and transferees of FBB;

          (d) two (2) members as may be designated, from time to time, by the holders of a majority of the Common Stock of the Company, one of which shall be the Chief Executive Officer of the Company;

          (e) one (1) member as may be designated, from time to time, by the holders of a majority of the Series C Preferred Stock of the Company; and

          (f) three(3) members as may be designated, from time to time, by all of the other directors of the Company.

     2.   Certain Resignations or Removals.  Any party or parties having the
          --------------------------------
right to nominate a director pursuant to Section 1 also shall have the right to request the resignation or removal of the director so nominated and elected. In such event, such director shall immediately resign or be subject to removal by a vote of the Founders and the Investors and each of the Founders and each Investor shall vote all of their Shares entitled to vote in favor of such removal. Likewise, in the event that any director does not continue to be entitled to be nominated to be a director pursuant to Section 1, such director shall immediately resign or be subject to removal by a vote of the Founder and each of the Investors and the Founders and each of the Investors and Founders shall vote all of their Shares entitled to vote in favor of such removal. In either case, if such director shall fail to resign, any Founder or Investor shall have the right to call a special meeting of stockholders for the purpose of removing such director and each Founder and each Investor shall vote all their Shares entitled to vote at such meeting in favor of removal.

     3.   Filling Vacancies.  In the event of the death, removal or resignation
          -----------------
of any director, any Founder or Investor shall have the right to call a special meeting for the purpose of electing a director (provided that such director shall be nominated in accordance with Section 1), to fill the vacancy created by such death, removal or resignation. Any party that is entitled to designate a director to fill such vacancy in accordance with Section 1 but that has failed to do so prior to the election of a replacement by the Founder and Investors hereunder, may, within thirty (30) days of the election provided for in the preceding sentence, call a special meeting of stockholders for the purpose of removing the director so elected and electing its nominee to the Board, or such party may nominate a director for election at the next annual meeting of stockholders to succeed the director nominated and elected by the Founders and Investors pursuant to this Section 3. In any such event, each Founder and each Investor shall vote all of their Shares entitled to vote in favor of any such removal or election.

     4.   Notice of Certain Board Meetings.  At least fourteen (14) days' notice
          --------------------------------
shall be given to each member of the Board prior to any meeting of the Board at which it is proposed that a vacancy on the Board be filled unless such notice shall have been waived in accordance with the Delaware General Corporation Law.

     5.  Covenant to Vote.  Each of the Investors and the Founder shall appear
         ----------------
in person or by proxy at any annual or special meeting of stockholders for the purpose of obtaining a quorum and shall vote the Shares owned by such Investor or Founder, either in person or by proxy, at any annual or special meeting of stockholders of the Company called for the purpose of voting on the election of directors or by consensual action of stockholders with respect to the election of directors, in favor of the election of the directors nominated in accordance with Sections 1 and 3 hereof. In addition, each Investor and the Founder shall appear in person or proxy at any annual or special meeting stockholders for the purpose of obtaining a quorum and shall vote the Shares owned by such Investor or Founder and entitled to vote upon any other matter submitted to a vote of the Stockholders of the Company in a manner so as to be consistent and not in conflict with, and to implement, the terms of this Agreement.

     6.  No Voting or Conflicting Agreements.  No Investor or Founder shall
         -----------------------------------
grant any proxy or enter into or agree to be bound by any voting trust with respect to the Shares held by such Investor or Founder nor shall any Investor or Founder enter into any stockholder agreements or arrangements of any kind with any person with respect to the Shares inconsistent with the provision of this Agreement (whether or not such agreements and arrangements are with other stockholders of the Company that are not parties to this Agreement). The foregoing prohibition includes, but is not limited to, agreements or arrangements with respect to the acquisition, disposition or voting of Shares held by such Founder or Investors. No Founder or Investor shall act, for any reason, as a member of a group or in concert with any other persons in connection with the acquisition, disposition or voting of shares of the Company's capital stock in any manner which is inconsistent with the provisions of this Agreement.

     7.  Change in Number of Directors.  The Founders and the Investors will not
         -----------------------------
vote (other than by unanimous vote) for any amendment or change to the Certificate of Incorporation or Bylaws providing for the election of more or less than nine (9) directors, or any other amendment or change to the Certificate of Incorporation or Bylaws inconsistent with the terms of this Agreement.

     8.  Ownership.  Each Founder represents and warrants to the Investors that
         ---------
(a) he now owns his Shares, free and clear of liens or encumbrances, and, except for the Original Agreement, has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other voting agreement or similar arrangement other than one which has expired or terminated prior to the date hereof, and (b) such Founder has full power and capacity to execute and deliver and perform this Agreement, which has been duly executed and delivered by, and evidences the valid and binding obligation of such Founder enforceable in accordance with its terms.

     9.  Injunctive Relief.  It is acknowledged that it will be impossible to
         -----------------
measure in money the damages that would be suffered if the parties fail to comply with any of the obligations herein imposed on them and that in the event of any such failure, an aggrieved person will be irreparably damaged and will not have an adequate remedy at law. Any such person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action shall be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     10.  Legends.  Each certificate representing shares of the Company's
          -------
capital stock held by Founders or Investors or any assignee of the Founders or Investors shall bear the following legend (the "Legend"):
                                                ------

     "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY (A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

     The Company agrees that, during the term of this Agreement, it will not permit to be removed (upon registration of transfer, reissuance or otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Common Stock or Shares theretofore represented by a certificate carrying the Legend.

     11.  Termination.  This Agreement shall terminate upon the earlier of (a) a
          -----------
firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement on Form S-1 under the Securities Act of 1933, as amended, or (b) the sale, conveyance, disposal, or encumbrance of all or substantially all of the Company's property or business or the Company's merger into or consolidation with any other corporation (other than a wholly-owned subsidiary corporation) or if the Company effects any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this
                                                         --------
Section 4 shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company.

     12.  Miscellaneous.
          -------------

          (a) Successors and Assigns.  The terms and conditions of this
              ----------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (b) Amendments and Waivers.  Any term hereof may be amended or waived
              ----------------------
only with the written consent of the Company, a majority in interest of the voting stock of the Company held by Founders, and each of the Investors. Any amendment or waiver effected in accordance with this Section 12(b) shall be binding upon the Company, the Founders and the Investors, and each of their respective successors and assigns.

          (c) Notices.  Any notice required or permitted by this Agreement shall
              -------
be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address or fax number as set forth on the signature page or on Exhibit A hereto, or as
                                                    ---------
subsequently modified by written notice.

          (d) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (e) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Titles and Subtitles.  The titles and subtitles used in this
              --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (h) Amendment; Supersedence.  The undersigned Founders and Original
              -----------------------
Investors hereby agree to amend and restate the Original Agreement in accordance with Section 11(b) of the Original Agreement. This Agreement supersedes in its entirety the Original Agreement and the Original Agreement shall be of no further force and effect.

                            [Signature Page Follows]

     The parties hereto have executed this Voting Agreement as of the date first written above.

                                    COMPANY:

                                    STAMPS.COM INC.

                                    By:
                                       ---------------------------------------
                                        John M. Payne, Chief Executive Officer

                                    Address: 2900 31st Street,
                                             Suite 150
                                             Santa Monica, CA  90405







                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.

                                    INVESTORS:

                                    SELIGMAN COMMUNICATIONS AND INFORMATION
                                    FUND, INC.

                                    By:  J. & W. Seligman & Co. Incorporated,
                                         its Investment Advisor



                                         By:___________________________
                                                Name:
                                                Title:

                                         Address: 100 Park Avenue, 7th Floor
                                                  New York, NY 10017

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.


                                    INVESTORS:

                                    INTEL CORPORATION


                                    By:_________________________________
                                         Name:   Arvind Sodhani
                                         Title:  Treasurer

                                         Address:

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties have executed this Voting Agreement as of the date first written above.


                                    INVESTORS:

                                    BROBECK, PHLEGER & HARRISON LLP


                                    By:_________________________________
                                         Name:   Bruce R. Hallett
                                         Title:  Partner

                                    Address:  38 Technology Drive
                                              Irvine, California 92618

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.

                                    INVESTORS:

                                    MEDIAONE INTERACTIVE
                                    SERVICES, INC.


                                    By:_________________________________
                                         Name:  Thomas Cullen
                                         Title:

                                         Address:

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.


                                    INVESTORS:

                                    CHASE VENTURE CAPITAL
                                    ASSOCIATES L.P.

                                    By:  Chase Capital Partners
                                         Its General Partner


                                       By:___________________________
                                          Name:
                                          Title:

                                          Address: 380 Madison Avenue
                                                   12th Floor
                                                   New York, NY 10017

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.


                                    INVESTORS:

                                    VULCAN VENTURES INC.



                                    By:_________________________________
                                         Name:  William D. Savoy
                                         Title: Vice President

                                         Address: 110 110th Street
                                                  NE Suite 550
                                                  Bellevue, WA 98004

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.


                                    INVESTORS:

                                    BAYVIEW INVESTORS, LTD




                                    By:_________________________________
                                         Name:  Terry Otton
                                         Title: Chief Financial Officer

                                    Address:

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.


                                    INVESTORS:

                                    DAVID C. BOHNETT AS TRUSTEE OF
                                    THE DAVID C. BOHNETT LIVING
                                    TRUST UNDER DECLARATION OF
                                    TRUST DATED NOVEMBER 22, 1996



                                    __________________________________________
                                    David C. Bohnett, Trustee


                                    Address:  9000 Clifton Way
                                              Penthouse
                                              Beverly Hills, California  90211

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.


                                    INVESTORS

                                    MARVIN RUNYON



                                    _________________________________
                                    Address:

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.


                                    INVESTORS:

                                    MAGELLEN TECHNOLOGIES, INC.



                                    By:_________________________________
                                           Name:  George M. Aschenbach
                                           Title:

                                    Address:

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.

                                    INVESTORS:

                                    BRENTWOOD ASSOCIATES VIII L.P.

                                    By:  Brentwood VIII Ventures, LLC
                                    Its General Partner

                                    By:
                                       ________________________________
                                              Managing Member


                                    Address:  11150 Santa Monica Blvd.,
                                              Suite 1200
                                              Los Angeles, CA  90025


                                    BRENTWOOD AFFILIATES FUND
                                     L.P.

                                    By:  Brentwood VII Ventures, L.P.
                                    Its General Partner

                                    By:
                                       --------------------------------
                                              General Partner

                                    Address:  11150 Santa Monica Blvd.,
                                              Suite 1200
                                              Los Angeles, CA  90025

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.

                                    INVESTORS:

                                    SBIC PARTNERS, L.P.
                                    201 Main Street, Suite 2302
                                    Fort Worth, Texas 76102

                                    By: Forrest Binkley & Brown, L.P.,
                                        General Partner

                                        By: Forrest Binkley & Brown Venture Co.,
                                            General Partner

                                           By:
                                              ------------------------------
                                                Jeffrey J. Brown
                                                Office of the President

                                    By:  SL-SBIC Partners, L.P.,
                                         General Partner

                                        By: FW-SBIC, Inc.,
                                            General Partner

                                           By:
                                               -----------------------------
                                                Peter Sterling
                                                Chairman

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.

                              INVESTORS:

                              ENTERPRISE PARTNERS IV, L.P.

                              By:   Enterprise Management Partners IV,
                                    Its General Partner


                              By:
                                  --------------------------------------
                                  Charles D. Martin, General Partner


                              Address: 5000 Birch Street
                                       Suite 6200
                                       Newport Beach, CA  92660
                                       Facsimile Number: (714) 833-3652
                                       Attention: Thomas N. Clancy, Venture
                                        Partner



                              ENTERPRISE PARTNERS IV ASSOCIATES, L.P.


                              By:  Enterprise Management Partners, IV,
                                   Its General Partner

                              By:
                                  ---------------------------------------
                                  Charles D. Martin, General Partner


                              Address: 5000 Birch Street
                                       Suite 6200
                                       Newport Beach, CA  92660
                                       Facsimile Number: (714) 833-3652
                                       Attention:  Thomas N. Clancy, Venture
                                        Partner

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.

                              INVESTORS:

                              VLG INVESTMENTS 1998

                              By:
                                 --------------------------------------------
                                 Mark L. Silverman, Director


                              Address:  2800 Sand Hill Road
                                        Menlo Park, CA  94025



                              MARK A. MEDEARIS


                              -----------------------------------------------
                              Address:  2800 Sand Hill Road
                                        Menlo Park, CA  94025

                      SIGNATURE PAGE TO VOTING AGREEMENT

     The parties hereto have executed this Voting Agreement as of the date first written above.

                              FOUNDERS:


                              --------------------------------------------------
                              Mohan Ananda

                              Address:  549 Lakeview Canyon Road
                                        Westlake Village, CA 91362

                              --------------------------------------------------
                              Steve Krause

                              Address:  1695 Mesa Ridge Avenue
                                        Westlake Village, CA  91362

                              --------------------------------------------------
                              Ari R. Engelberg

                              Address:  9615 Wendover Drive
                                        Beverly Hills, CA  90210

                              --------------------------------------------------
                              Jeffrey L. Green

                              Address:  518 Raymond Avenue, Apt. 19
                                        Santa Monica, CA  90405

                              --------------------------------------------------
                              James A.C. McDermott

                              Address:  1117 No. Laurel Street, Apt. 1
                                        Los Angeles, CA  90046

                              --------------------------------------------------
                              Suresh Kolachalam

                              Address:  543 Lantana Street, Apt. 141
                                        Camarillo, CA  93010

                      SIGNATURE PAGE TO VOTING AGREEMENT

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------


                             Vulcan Ventures Inc.

                     Chase Venture Capital Associates L.P.

                               Intel Corporation

                        Brentwood Associates VIII, L.P.

                        Brentwood Affiliates Fund, L.P.

                              SBIC Partners, L.P.

                         Enterprise Partners IV, L.P.

                  Enterprise Partners IV and Associates, L.P.

              Seligman Communications and Information Fund, Inc.

                          Magellen Technologies, Inc.

                                 Marvin Runyon

                         David C. Bohnett Living Trust

                            Bayview Investors, Ltd.

                        Brobeck, Phleger & Harrison LLP

                          Irell & Manella LLP Trustee

                             VLG Investments 1998

                               Mark A. Medearis